S-K 1603(b) Conflicts of Interest	Sep. 18, 2025
SPAC Officers and Directors [Member]
SPAC Sponsor, Conflict of Interest [Line Items]
Conflict of Interest, Description [Text Block]

The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what such director may believe is best for CCIX and what such director may believe is best for such director in determining whether or not to grant a waiver in a specific situation.

Target Company Officers and Directors [Member]
SPAC Sponsor, Conflict of Interest [Line Items]
Conflict of Interest, Description [Text Block]

The vesting of the PlusAI RSUs set forth in the table above is subject to both continued service over a specified schedule and the occurrence of a liquidity event of PlusAI during a specified period. For purposes of such vesting, the consummation of the Merger will constitute the occurrence of the PlusAI liquidity event, which will enable such RSUs to vest, to the extent the service-based vesting requirement is or has been satisfied in accordance with its applicable vesting schedule.

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In connection with the Closing, PlusAI and the Post-Closing Company may enter into new employment agreements with certain employees of PlusAI, including PlusAI executive officers, which would be expected to provide for continued employment with the Post-Closing Company on an at-will basis and include terms for base salary, target cash bonus opportunity and employee benefits, and PlusAI or the Post-Closing Company may adopt an executive change in control and severance plan or agreements and designate certain eligible employees to participate in such arrangements, including PlusAI executive officers, to become effective as of or following the Closing.
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Following the completion of the Merger, the Post-Closing Company may provide compensation to its non-employee directors pursuant to a new non-employee director compensation policy which may be adopted prior to the Closing and take effect as of immediately prior to the Effective Time, as described in the section entitled “Executive Compensation — Officer and Director Compensation Following the Business Combination—Director Compensation”.
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The Merger Agreement provides that, following the effectiveness of the 2025 Equity Incentive Plan, a number of shares of Post-Closing Company Class A common stock will be used to grant RSUs to certain individuals selected by PlusAI who had been service providers of PlusAI as of immediately prior to the Effective Time, and who continue to be service providers through the date of grant of such RSUs. Each of the PlusAI executive officers and directors may be eligible to receive such Post-Closing Company RSUs, to the extent they are selected by PlusAI to receive such awards and subject to their continued service through the date of grant of such RSUs.
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As of June 30, 2025, PlusAI’s non-employee directors and executive officers, together with their affiliated entities, beneficially owned, in the aggregate, approximately % of the outstanding shares of PlusAI capital stock, excluding any shares issuable upon settlement of PlusAI RSUs held by such individuals and entities. Such shares of PlusAI capital stock will be converted into the number of shares of Post-Closing Company common stock to which such holder has become entitled to under the Merger Agreement at the Effective Time.

The PlusAI Board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the Merger and to recommend that the PlusAI stockholders approve the Merger as described in this proxy statement/prospectus.